Financial Statements
As of September 30, 2023 and December 31, 2022
And the Three and Nine Month Periods Ended
September 30, 2023 and September 30, 2022

Financial Statements

Balance Sheets as of September 30, 2023 and December 31, 2022 (unaudited)	3

Statements of Income for the Three and Nine Months Ended September 30, 2023 and 2022 (unaudited)	4

Statements of Changes in Shareholders’ Equity for the Nine Months Ended September 30, 2023 and 2022 (unaudited)	5

Statements of Cash Flows for the Nine Months Ended September 30, 2023 and 2022 (unaudited)	6

Notes to Financial Statements (unaudited)	7-11

Qxtel Limited

Balance Sheets

(unaudited)

	September 30, 2023	December 31, 2022
Assets
Current assets
Cash and cash equivalents	$ 1,238,633	$ 1,841,237
Accounts receivable - trade, net	6,434,280	5,558,471
Related party receivable	120,000	-
Total current assets	7,792,913	7,399,708
Property and equipment
Fixtures and fittings	14,281	14,281
Computer equipment	41,525	36,100
	55,806	50,381
Less accumulated depreciation	(26,500)	(26,500)
Total property and equipment	29,306	23,881
Other assets
Intangible assets	147,430	73,798
Other asset	150,000	150,000
Total other assets	297,430	223,798
Total assets	$ 8,119,649	$ 7,647,387
Liabilities and shareholders' equity
Current liabilities
Accounts payable	4,827,775	3,809,526
Accrued expenses	673,739	1,535,963
Total current liabilities	5,501,514	5,345,489
Shareholders' equity
Share capital	152	152
Retained earnings	2,617,983	2,301,746
Total shareholders' equity	2,618,135	2,301,898
Total liabilities and shareholders' equity	$ 8,119,649	$ 7,647,387

The accompanying notes are an integral part of these financial statements.

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Qxtel Limited

Statements of Income

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Sales	$ 19,198,370	$ 19,574,379	$ 59,702,308	$ 60,766,675
Cost of Sales	(17,825,223)	(18,745,592)	(56,533,224)	(58,709,106)
Gross Profit	1,373,147	828,787	3,169,084	2,057,569
Selling, general, and administrative expenses	(778,687)	(617,396)	(2,184,222)	(1,662,796)
Net income before provision for income taxes	594,460	211,391	984,862	394,773
Income tax expense	(109,750)	(42,278)	(203,975)	(78,954)
Net income	$ 484,710	$ 169,113	$ 780,887	$ 315,819

The accompanying notes are an integral part of these financial statements.

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Qxtel Limited

Statements of Changes in Shareholders’ Equity

(unaudited)

	Share capital	Retained earnings	Total Shareholders' Equity
Balance - December 31, 2021	$ 152	$ 1,873,965	$ 1,874,117
Net income	-	315,819	315,819
Distributions	-	(139,216)	(139,216)
Balance - September 30, 2022	$ 152	$ 2,050,568	$ 2,050,720
		Retained	Total Shareholders'
	Share capital	earnings	Equity
Balance - December 31, 2022	$ 152	$ 2,301,746	$ 2,301,898
Net income	-	780,887	780,887
Distributions	-	(464,650)	(464,650)
Balance - September 30, 2023	$ 152	$ 2,617,983	$ 2,618,135

The accompanying notes are an integral part of these financial statements.

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Qxtel Limited

Statements of Cash Flows

(unaudited)

Nine Months Ended September 30,	2023	2022
Cash flows from operating activities: Net income	$ 780,887	$ 315,819
Changes in operating assets and liabilities: Accounts receivable - trade	(875,809)	(6,299,962)
Accounts payable	1,018,249	6,404,562
Accrued expenses	(862,224)	(374,963)
Net cash provided by operating activities	61,103	45,456
Cash flows from investing activities: Purchase of property and equipment	(5,425)	(8,531)
Advances of amounts due from related party	(120,000)	-
Purchase of intangible assets	(73,632)	-
Net cash used in investing activities	(199,057)	(8,531)
Cash flows from financing activities: Distributions paid	(464,650)	(139,216)
Net cash used in financing activities	(464,650)	(139,216)
Net decrease in cash and cash equivalents	(602,604)	(102,291)
Cash and cash equivalents, beginning of period	1,841,237	1,228,674
Cash and cash equivalents, end of period	$ 1,238,633	$ 1,126,383
Supplemental disclosure of cash flow information: Cash paid for taxes	$ 203,975	$ 78,954

The accompanying notes are an integral part of these financial statements.

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Qxtel Limited

Notes to Financial Statements

For the Three and Nine Month Periods

Ended September 30, 2023 and 2022

(unaudited)

1. General Information

Qxtel Limited (the “Company”) is a private company, domiciled and incorporated in England and Wales. The registered office address is No. 1 Poultry, London, EC2R 8EJ.

The principal activity of the Company is the provision of international telecommunications traffic, offering both wholesale voice and retail services. In 2022, the Company also began to offer retail and wholesale A2P SMS services.

2. Accounting Policies

Basis of Preparation of Financial Statements

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which, in the opinion of management, have been consistently applied.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

The following principal accounting policies have been applied:

Foreign Currency Translation and re-measurement

The Company's functional and presentational currency is USD.

Foreign currency transactions are translated into the functional currency using the spot exchange rates at the dates of the transactions.

At each period end foreign currency items are translated using the closing rate. Non monetary items measured at historical cost are translated using the exchange rate at the date of the transaction and non monetary items measured at fair value are measured using the exchange rate when fair value was determined. No material foreign currency translation amounts are included in the accompanying financial statements.

Revenue

The Company recognizes revenue related to monthly usage charges and other recurring charges during the period in which the telecommunication services are rendered in accordance with FASB ASC 606, “Revenue from Contracts with Customers, provided that persuasive evidence of a sales arrangement existed and collection was reasonably assured. Persuasive evidence of a sales arrangement exists upon execution of a written interconnection agreement. Revenue is measured at the fair value of the consideration receivable, excluding discounts, rebates, value added tax and other sales taxes or duty. The Company’s payment terms vary by clients.

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Qxtel Limited

Notes to Financial Statements

For the Three and Nine Month Periods

Ended September 30, 2023 and 2022

(unaudited)

2. Accounting Policies (cont.)

Cost of Sales

Cost of sales represent direct charges from vendors that the Company incurs to deliver services to its customers. These costs primarily consist of usage charges for calls terminated in the Company’s vendor networks.

Cash and Cash Equivalents

Cash and cash equivalents include cash in banks, money market funds, and certificates of term deposits with maturities of less than three months from inception, which are readily convertible to known amounts of cash. The Company maintains certain of its cash and cash equivalents in non-interest bearing accounts that are insured by the Federal Deposit Insurance Company up to $250,000. The Company’s deposits may, from time to time, exceed the $250,000 limit; however, management believes that there is no unusual risk present, as the Company places its cash and cash equivalents with financial institutions which management considers being of high quality.

Accounts Receivable and Allowance for Uncollectible Accounts

Substantially all of the Company’s accounts receivable balance is related to trade receivables. Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in its existing accounts receivable. The Company reviews its allowance for doubtful accounts daily and past due balances over 60 days and a specified amount are reviewed individually for collectability. Account balances are charged off after all means of collection have been exhausted and the potential for recovery is considered remote.

Intangible Assets

Intangible assets are initially recognized at cost. After recognition intangible assets are measured at cost less any accumulated amortization and any accumulated impairment losses.

The assets relate to software which is still in development as of September 30, 2023 and December 31, 2022. No amortization expense was recorded for the three and nine month periods ended September 30, 2023 and 2022.

Property and Equipment

Property and equipment are stated at historical cost less accumulated depreciation and any accumulated impairment losses. Historical cost includes all expenditures that are directly attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended by management.

Depreciation is charged so as to allocate the cost of assets less their residual value over their estimated useful lives. No material amounts of depreciation expense were recorded for the three and nine month periods ended September 30, 2023 or 2022.

The recovery periods of the asset classes are as follows:

Fixtures and fittings	4 years
Computer equipment	4 years

Gains and losses on disposals are determined by comparing the proceeds with the carrying amount and are recognized in the statements of income.

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Qxtel Limited

Notes to Financial Statements

For the Three and Nine Month Periods

Ended September 30, 2023 and 2022

(unaudited)

2. Accounting Policies (cont.)

Impairment of Long-Lived Assets

In accordance with FASB ASC 360-10-45, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets, such as property and equipment, are evaluated for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. An impairment loss is recognized when the estimated future cash flows expected to result from the use of the asset plus net proceeds expected from disposition of the asset (if any) are less than the carrying value of the asset. When impairment is identified, the carrying amount of the asset is reduced to its fair value. No impairments were recorded in the accompanying financial statements.

Defined Contribution Pension Plan

The Company operates a defined contribution plan for its employees. A defined contribution plan is a pension plan under which the Company pays fixed contributions into a separate entity in accordance with the terms of the People’s Pension Scheme of the United Kingdom. Once the contributions have been paid the Company has no further payment obligations. Contributions totaled $3,120 and $2,973 during the nine-months ended September 30, 2023 and 2022, respectively, $1,022 and $945 during the three-months ended September 30, 2023 and 2022, respectively

Income Taxes

The Company accounts for income taxes in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 740, Accounting for Income Taxes, which requires, among other things, the recognition of deferred income tax assets and liabilities based on the temporary differences between the financial statement carrying amounts and the tax basis of assets and liabilities using the current applicable income tax rates. A valuation allowance is established when necessary to reduce deferred income tax assets to the amount that will more-likely-than-not be realized.

The Company accounts for uncertainty in income taxes pursuant to FASB ASC 740-10, Accounting for Uncertainties in Income Taxes, which prescribes a minimum recognition threshold and measurement methodology that a tax position taken or expected to be taken in a tax return is required to meet before being recognized in the financial statements. See Note 4 for additional details. Management has reviewed the tax positions that have been taken and has concluded that no liability or disclosure is necessary.

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Qxtel Limited

Notes to Financial Statements

For the Three and Nine Month Periods

Ended September 30, 2023 and 2022

(unaudited)

2. Accounting Policies (cont.)

Dividends

Equity dividends are recognized when they become legally payable when approved by the shareholders at an annual general meeting.

Advertising

The Company expenses advertising costs as incurred. Advertising expense was $23,248 and $9,361 for the nine month periods ended September 30, 2023 and 2022, respectively. Advertising expense was $486 and $0 for the three month periods ended September 30, 2023 and 2022, respectively.

3. Revenue

An analysis of revenue by class of business is as follows:

	Nine Months Ended September 30,		Three Months Ended September 30,
	2023	2022	2023	2022
Sale of Voice Services	$ 55,850,292	$ 59,992,356	$ 17,250,618	$ 19,185,991
Sales of SMS Services	3,852,016	774,319	1,947,752	388,388
Total	$ 59,702,308	$ 60,766,675	$ 19,198,370	$ 19,574,379

Analysis of revenue by country of destination:

	Nine Months Ended September 30,		Three Months Ended September 30,
	2023	2022	2023	2022
United Kingdom	$ 18,792,944	$ 12,077,706	$ 5,794,865	$ 3,839,775
United States of America	17,120,702	23,783,470	5,547,774	6,917,573
Rest of the world	23,788,662	24,905,499	7,855,731	8,817,031
Total	$ 59,702,308	$ 60,766,675	$ 19,198,370	$ 19,574,379

4. Income Taxes

The Company provides for income taxes under ASC 740, “Income Taxes.” Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities and the tax rates in effect when these differences are expected to reverse. There were no material differences between the financial statement and tax basis of assets and liabilities for the three and nine month periods ended September 30, 2023 and 2022..

The income tax provision attributable to the net income before income taxes for the three and nine month periods ended September 30, 2023 and 2022 differed from the amounts computed by applying the standard 19% corporate tax rate in the UK primarily due to differences in the method of calculating depreciation and certain expenses that are reflected in the accompanying financial statements that are not deductible for tax purposes. Such differences are not material to the financial statements taken as a whole.

Finance Act 2021 includes legislation to increase the UK corporate tax from 19% to 25%, effective April 1, 2023.

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Qxtel Limited

Notes to Financial Statements

For the Three and Nine Month Periods

Ended September 30, 2023 and 2022

(unaudited)

5. Share Capital

Share capital consistent of the following:

December 31,	September 30, 2023	December 31, 2022

Ordinary A shares	$27	$27
Ordinary B shares	125	125

Total	$152	$152

There are no differences in rights between Ordinary A and Ordinary B shares. There were 100 shares authorized and 18 and 82 shares of Ordinary A and Ordinary B shares, respectively, issued and outstanding at September 30, 2023 and December 31, 2022. The par value of the shares is $1.00.

6. Related Party Transactions

During the nine months ended September 30, 2023 and 2022, the Company entered into transactions totaling $270,000 with Topax Consulting Corp (“Topax”), an entity in which one of the directors of the Company is also a director. During the three months ended September 30, 2023 and 2022, the Company entered into transactions totaling $90,000 with Topax. Such amounts are included in Selling, general, and administrative expenses in the accompanying Statements of Income. No amounts are payable to Topax Cosulting Corp. as of September 30, 2023 or 2022.

During the nine months ended September 30, 2023 and 2022 the Company entered into transactions totaling $55,632 and $0 with Valorex Holdings Inc. (“Valorex”), an entity with a majority interest in the Company. During the three months ended September 30, 2023 and 2022, the Company entered into transactions totaling $5,465 and $0 with Valorex. Such amounts are included in Selling, general, and administrative expenses in the accompanying Statements of Income. Payables of $31,249 and $0 are included in accounts payable in the accompany balance sheets as of September 30, 2023 and 2022.

7. Major Customer and Supplier

The Company had two major customers representing approximately 26% of revenues for the nine months ended September 30, 2023. There were no major customers for the nine months ended September 30, 2022. The Company had two and one major customers representing approximately 24% and 12% of revenues for the three months ended September 30, 2023 and 2022, respectively. There were no net receivables from the customers at September 30, 2023 and 2022.

The Company had one major supplier who accounted for 14% and 10% of purchases during the nine months ended September 30, 2023 and 2022, respectively. The Company had one and two major suppliers who accounted for 13% and 23% of purchases during the three months ended September 30, 2023 and 2022. Accounts payable to the suppliers totaled $522,155 and $504,068 at September 30, 2023 and 2022, respectively. The products and services provided by the suppliers are available from other sources.

8. Subsequent Events

Management has evaluated events and transactions subsequent to the balance sheet date through the date these financial statements were available to be issued for potential recognition or disclosure in the financial statements. On January 19, 2024, iQSTEL, Inc. entered into a share purchase agreement with Yukon River Holdings, Ltd. (“Seller”) concerning the contemplated sale by Seller and the purchase by iQSTEL, Inc. of 51% of the ordinary shares Seller holds in the Company. The accompanying financial statements have not been adjusted to reflect the transaction.

Management has not identified any other items requiring recognition or disclosure.

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